UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2015
 ____________________________________
Washington Federal, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 19, 2015, Washington Federal, Inc. released its capital stress test results as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act. These results cover Washington Federal, Inc. (the "Company") and its national bank subsidiary, Washington Federal, National Association, and can be found on the Company's website by following the link to Investor Relations (https://washingtonfederal.com/About-Us/Investor-Relations).
These results are based on a forward-looking exercise using hypothetical severely adverse macroeconomic assumptions developed by the Federal Reserve and the Office of the Comptroller of the Currency, and do not represent management's expectations. The Company-run capital stress results are being furnished pursuant to item 7.01.
The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements. Actual results could differ materially from these statements. Such forward-looking statements include statements regarding the Company’s intentions, beliefs or current expectations as well as the assumptions on which such statements are based. Stockholders and potential stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause future results to vary from current management expectations include, but are not limited to: general economic conditions; legislative and regulatory changes, including without limitation the potential effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations being promulgated thereunder; monetary fiscal policies of the federal government; changes in tax policies; rates and regulations of federal, state and local tax authorities; changes in interest rates; deposit flows; cost of funds; demand for loan products; demand for financial services; competition; changes in the quality or composition of the Company’s loan and investment portfolios; changes in accounting principles; policies or guidelines and other economic, competitive, governmental and technological factors affecting the Company’s operations, markets, products, services and fees. The Company undertakes no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Exhibit: 99.1 2015 DFAST Disclosure dated June 19, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2015	WASHINGTON FEDERAL, INC.

	By:	/s/ DIANE L. KELLEHER
Diane L. Kelleher
Senior Vice President and Chief Financial Officer

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